SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) November 20, 2006

                           NEWKIRK REALTY TRUST, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Maryland                             1-32662                    20-3164488
--------                             -------                    ----------
(State or Other Jurisdiction       (Commission                (IRS Employer
of Incorporation)                  File Number)           Identification Number)

                     THE NEWKIRK MASTER LIMITED PARTNERSHIP
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Delaware                             0-50268                    11-3636084
--------                             -------                    ----------
(State or Other Jurisdiction       (Commission                (IRS Employer
of Incorporation)                  File Number)           Identification Number)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts        02114
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's Telephone Number, Including Area Code: (617) 570-4680

        Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

Newkirk Realty Trust Stockholders Meeting

At a Special Meeting of Stockholders of Newkirk Realty Trust, Inc. ("Newkirk") held on November 20, 2006, approximately 58.5 million of the outstanding votes (approximately 90.8% of the total outstanding votes and 98.2% of the votes cast) entitled to be cast by stockholders voted in favor of the Agreement and Plan of Merger, dated as of July 23, 2006, by and among Lexington Corporate Properties Trust "Lexington") and Newkirk Realty Trust, Inc., as amended, and the transactions contemplated thereby, including the merger of Newkirk with and into Lexington.

The Newkirk Master Limited Partnership Partners Meeting

At a Special Meeting of Partners of The Newkirk Master Limited Partnership (the "MLP") held on November 20, 2006, the limited partners of the MLP of record on October 13, 2006 were asked to vote on the following matters:

            1. To appoint Lex GP-1 Trust, a Delaware statutory trust and a wholly-owned subsidiary of Lexington, as the successor general partner of the MLP

            2. To adopt an amended and restated partnership agreement for the MLP.

Both proposals were adopted by over 58 million of the outstanding units of limited partnership entitled to vote at the meeting (approximately 90% of the total outstanding units and 99.3% of the votes cast).

Press Release

On November 20, 2006, Lexington and Newkirk issued a joint press release announcing the approval of the merger by their respective common shareholders and voting stockholders. Reference is hereby made to the press release, which is attached as Exhibit 99.1 hereto and is incorporated by reference

ITEM 9.01 Financial Statements and Exhibits.

      (d)   Exhibits

      99.1  Press Released issued November 20, 2006

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 27th day of November, 2006.

                                         NEWKIRK REALTY TRUST, INC.


                                         By: /s/ Peter Braverman
                                             -----------------------------------
                                             Peter Braverman
                                             President


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 27th day of November, 2006.

                                         THE NEWKIRK MASTER LIMITED PARTNERSHIP

                                         By: Newkirk Realty Trust, Inc.


                                             By: /s/ Peter Braverman
                                                 -------------------------------
                                                 Peter Braverman
                                                 President